U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

(the “Fund”)

Supplement dated March 11, 2025 to the Prospectus and Statement of Additional Information of the Fund

Effective January 14, 2025, Leslie Highley, Jr. is no longer portfolio manager and Senior Vice President of the Fund.

Effective February 28, 2025, Javier Rodríguez is no longer portfolio manager, Assistant Vice President and Assistant Treasurer of the Fund.

Effective February 28, 2025, Heydi Cuadrado is the portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio.

Heydi Cuadrado has been a Director of UBS Trust Company of Puerto Rico since March 2012. Ms. Cuadrado has been a trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008 and a Portfolio Manager since 2025. She joined UBS Trust Company in 2003.

Other Funds and Accounts Managed

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio manager (the “Portfolio Manager”) is primarily responsible for the day-to-day portfolio management as of February 28, 2025.

Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Heydi Cuadrado	$23 1.7 billion	$0 0	$0 0	$0 0	$0 0	$0 0

Portfolio Manager Compensation Overview

The discussion below describes the Portfolio Manager’s compensation as of February 28, 2025.

Portfolio Manager Compensation at the Investment Adviser — Heydi Cuadrado

Portfolio manager compensation consists primarily of base pay, an annual cash bonus, and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

Bonus. The Portfolio Manager is eligible for discretionary incentive compensation which is determined considering a number of factors including without limitation, individual performance relative to expectations and/or objectives as agreed with the respective manager, the achievement of financial and non-financial objectives by the business area and UBS (and its parents, subsidiaries, and affiliates, including without limitation UBS Group AG), and legal and/or regulatory obligations.

Deferred Compensation. UBS retains the right to pay any part of such incentive compensation as deferred compensation in accordance with the terms and conditions of the UBS deferred compensation plans and award programs and the restrictions imposed by Section 409A of the U.S. Internal Revenue Code of 1986, as amended (Section 409A). Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests as deferred compensation, which entitle their holders to participate in the firm’s growth over time.

Retirement Plans and arrangements. Employees of the Investment Adviser, including the Portfolio Manager, are eligible to participate in the Puerto Rico Savings Plus Plan. The employees can choose to contribute a percentage of their eligible compensation, from 1% to 85%. The employees can elect to contribute before-tax, after-tax, to a Roth 401(k), or to a combination of the three. UBS will match a percentage of an employee’s eligible contribution. UBS will make additional retirement contributions on behalf of the employee, regardless of the employee contributions into the 401(k).

As of February 28, 2025, Ms. Cuadrado did not beneficially own shares of the Fund.